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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) March 14, 1995
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                             H. J. HEINZ COMPANY
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              (Exact name of registrant as specified in charter)


Pennsylvania                     1-3385                      25-0542520
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(State of                      (Commission                  (IRS Employer
Incorporation)                  File Number)                Identification
                                                            No.)



               600 Grant Street, Pittsburgh, Pennsylvania 15219
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             (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 412-456-5700
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                                Not Applicable
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        (Former name or former address, if changed since last report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
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    On March 14, 1995, H. J. Heinz Company (the "Company") completed the acquisition of all of the U.S. and Canadian pet food businesses of The Quaker Oats Company (the "Acquired Business") for $725 million in cash. The purchase price was determined by negotiations between the Company and The Quaker Oats Company.

    Among the major brands of the Acquired Business are Kibbles'n Bits dry dog food; Cycle canned and dry dog food; Gravy Train dry dog food (U.S.
only); Ken-L Ration canned dog food; and Snausages, Pup-Peroni and Pounce pet treats. The Acquired Business will become part of the Company's Heinz Pet Products affiliate whose major brands include 9-Lives and Amore canned cat food, Reward and Skippy canned dog food, and Meaty Bone and Jerky Treats pet snacks.

    The Company intends to use the majority of the assets of the Acquired Business in substantially the same manner as such assets have been used.

    The funds used to purchase the Acquired Business were obtained from the private placement of $700 million of commercial paper (in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933 and the rules thereunder) with the balance of the funds being obtained from the working capital of the Company.

ITEM 5.     OTHER INFORMATION.
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    On March 14, 1995, Standard & Poor's Ratings Group lowered the "A-1+"
commercial paper rating and the "AA-" long-term debt rating of the Company to "A-1" and "A+," respectively.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      (a)   Financial statements of Business Acquired. The financial statements
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            of the Acquired Business for the periods specified in Rule 3-05(b)
            of Regulation S-X are not available at the time of filing this report on Form 8-K. These financial statements will be filed as soon as practicable, but in no event later than 60 days after the date on which this report on Form 8-K must be filed.

      (b)   Pro forma financial information. The pro forma financial information
            --------------------------------
            required pursuant to Article 11 of Regulation S-X relating to the acquisition of the Acquired Business is not available at the time of filing this report on Form 8-K. This pro forma financial information will be filed as soon as practicable, but in no event later than 60 days after the date on which this report on Form 8-K must be filed.

      (c)   Exhibits.
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            2.   Purchase Agreement dated February 6, 1995 among The Quaker
                 Oats Company, QO Acquisition Corp. and the Company, as supplemented by Supplement No. 1 to Purchase Agreement dated March 14, 1995.
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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 H. J. Heinz Company

Date: March 29, 1995                     By: /s/ David R. Williams
                                            -----------------------------
                                         Name:  David R. Williams
                                         Title: Senior Vice President - Finance
                                                and Chief Financial Officer